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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       September 23, 2003                                         0-7928
         Date of Report                                   Commission File Number
(Date of earliest event reported)

                        COMTECH TELECOMMUNICATIONS CORP.
             (Exact name of registrant as specified in its charter)

           Delaware                                     11-2139466
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)

                                 105 Baylis Road
                            Melville, New York 11747
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 777-8900
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

      (c) Exhibits.

      The following exhibit is filed herewith:

      Exhibit Number    Description
      --------------    -----------
      99.1              Press Release, dated September 23, 2003, reporting the
                        financial results of Comtech Telecommunications Corp.
                        (the "Registrant") for its fiscal 2003 fourth quarter and full year ended July 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

Item 12. Results of Operations and Financial Condition

      On September 23, 2003, Comtech Telecommunications Corp. issued a press release announcing its results of operations for its fourth quarter and year ended July 31, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as
      Exhibit 99.1 and is incorporated herein by reference.

      The information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMTECH TELECOMMUNICATIONS CORP.

Dated: September 23, 2003


                                        By: /s/ Robert G. Rouse
                                           -------------------------------------
                                           Name:  Robert G. Rouse
                                           Title: Senior Vice President
                                                  and Chief Financial Officer


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